UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 31, 2022

TENON MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41364	45-5574718
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

104 Cooper Court Los Gatos, CA	95032
(Address of registrant’s principal executive office)	(Zip code)

(408) 649-5760
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TNON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item

7.01 Regulation FD Disclosure

On May
31
, 2022, Tenon Medical, Inc., a Delaware corporation (the “Company”) posted an updated corporate presentation on the Company’s website at
https://www.tenonmed.com/
. A copy of the Corporate Presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K. A copy of the full text of the press release referencing above is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 7.01 of this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Corporate Presentation, dated May 31, 2022.
99.2	Press Release, dated May 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31 , 2022	TENON MEDICAL, INC.

	By:	/s/ Steven M. Foster
	Name:	Steven M. Foster
	Title:	Chief Executive Officer and President